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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Nevada Chemicals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 3, 2005

TO THE SHAREHOLDERS OF NEVADA CHEMICALS, INC.:

        You are cordially invited to attend the Annual Meeting of Shareholders of Nevada Chemicals, Inc. that will be held at the Hampton Inn, 10690 South Holiday Park Drive, Sandy, Utah on Tuesday, May 3, 2005, commencing at 2:00 p.m. (Mountain Time) for the following purposes:

        1.     To elect five Directors to serve until the next Annual Meeting of Shareholders or until their successors shall be elected and duly qualified;

        2.     To consider and vote upon a proposal to ratify the appointment of Tanner LC to be the Company's independent public accountants for the year ending December 31, 2005; and

        3.     To transact such other business as may properly come before the Annual Meeting of Shareholders or at any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on March 16, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A list of those entitled to vote will be available for inspection for ten days prior to the meeting at our offices.

By Order of the Board of Directors

Salt Lake City, Utah March 23, 2005	John T. Day President and CEO

IMPORTANT

        Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

NEVADA CHEMICALS, INC.
9149 South Monroe Plaza Way, Suite B
Sandy, Utah 84070

PROXY STATEMENT

Annual Meeting of Shareholders

May 3, 2005

SOLICITATION OF PROXIES

        This Proxy Statement is being furnished to the shareholders of Nevada Chemicals, Inc., a Utah corporation, in connection with the solicitation by our Board of Directors of proxies from holders of outstanding shares of our common stock for use at the Annual Meeting of Shareholders of the Company to be held Tuesday, May 3, 2005, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to our shareholders on or about March 23, 2005.

        We will bear all costs and expenses relating to the solicitation of proxies, including the costs related to preparing, printing and mailing this Proxy Statement and accompanying material to our shareholders. In addition to the solicitation of proxies by mail, our directors, officers and employees, without receiving additional compensation therefore, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of our common stock, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with doing so.

VOTING

Record Date

        Our Board of Directors has fixed the close of business on March 16, 2005 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, 6,807,452 shares of our common stock, par value $.001 per share, were issued and outstanding. The holders of record of these shares of common stock are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

        Shares of our common stock which are entitled to be voted at the Annual Meeting, and which are represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five director nominees; (ii) FOR the ratification of the appointment by the audit committee of the Board of Directors of Tanner LC to be our independent public accountants for the year ending December 31, 2005; and (iii) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting that we did not have notice of a reasonable time prior to mailing this Proxy Statement. We are not currently aware of any other matter that may be presented at the Annual Meeting.

        A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with our President, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the common stock covered by the proxy in person at the Annual Meeting.

Required Vote

        A majority of the outstanding shares of our common stock entitled to vote, represented in person or by properly executed proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under the Utah Revised Business Corporations Act, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

        In the election of our directors, shareholders are not allowed to cumulate their votes. The five nominees receiving the highest vote totals will be elected as our directors. For approval of the proposed ratification of our independent public accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors or the ratification of the independent public accountants.

ELECTION OF DIRECTORS

        At the Annual Meeting five directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and qualified. Each of the nominees for director identified below is currently one of our directors. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.

Nominees for Election as Directors

        Certain information with respect to each nominee is set forth below:

        E. Bryan Bagley, 41, was appointed a director on June 28, 2000. Since November 2002, Mr. Bagley has been a private investor. From December 1991 to November 2002, Mr. Bagley was a market maker for Wilson-Davis & Company. Prior to that position, he was a trader for Covey & Co. and Bagley Securities. Mr. Bagley graduated from the University of Utah in 1987 with a Bachelor of Science degree in Economics. Mr. Bagley was appointed Chairman of our Board of Directors on December 28, 2001.

        Nathan L. Wade, 76, has been a director since June 1989. Since 1953, Mr. Wade has been a director and principal owner of Nate Wade Subaru, a Utah automobile dealership for new and used automobiles.

        Dr. John T. Day, 65, has been our President and Chief Executive Officer since April 1993. He was one of our founders and, from 1979 to 1993, was Executive Vice President with responsibility for plant design, operations, equipment design and construction, and new product development. Dr. Day was appointed to our Board of Directors on November 10, 1986. Dr. Day obtained a B.S. degree in Chemical Engineering from the University of Utah in 1964 and obtained a Sc.D. degree from MIT in 1972.

        James E. Solomon, 55, CPA, was appointed a director in March 2000. Mr. Solomon is owner and chief executive officer of Corporate Development Services, Inc, a firm that specializes in maximizing value for small to mid-size companies. Mr. Solomon is a successful entrepreneur who has been involved in the development of several multi-million dollar operations. He also currently serves on the Board of Directors of two privately held companies. His expertise includes strategic development, international expansion, joint venture partnerships and mergers/acquisitions. Mr. Solomon is an Adjunct Professor at the Graduate School of Business of the University of Utah, where he has taught since 1993 and where he also serves as Director of the UCRA Investment Fund. Formerly, Mr. Solomon held several management positions at Exxon Corporation (1972 to 1980) as well as Vice President—Finance and Administration at Farm Management Company (1980 to 1983), one of the world's largest agricultural companies. Mr. Solomon graduated Magna Cum Laude from the University of Utah in 1972. He is contributing author to a prominent accounting textbook and has been published in multiple national magazines.

        M. Garfield Cook, 64, was appointed to the Board of Directors in January 2003. Mr. Cook served as Co-Chairman of the Board from April 2000 to December 2001. From January 2002 to the present, Mr. Cook has devoted his time to voluntary church service and to part-time consulting. From 1972 to 1989 Mr. Cook served as a director and President and Chief Executive Officer of IRECO Chemicals, an industrial explosives company. Mr. Cook has served on the boards of a number of corporations involved in the chemicals, explosives, and mining industry. He is a past Chairman of the Institute of Makers of Explosives in Washington, D.C. From 1989 to 1995 Mr. Cook was Chairman of Non-Invasive Medical Technology Corporation, and from 1991 to 1995, he also served as Chairman of In-Line Diagnostics Corporation. Mr. Cook is a graduate of the University of Utah in Physics.

        The Board of Directors unanimously recommends that the shareholders vote for each of the nominees.

Board of Directors Meetings and Committees

        There were four regular meetings of the Board of Directors held during 2004. Each of our five Directors attended at least 75% of all meetings of the Board of Directors and of the meetings of each of the committees on which they served during 2004.

        We presently have standing audit, compensation and nominating committees of the Board of Directors. No separate compensation is paid for committee attendance or assignments.

        The audit committee for the year 2004 consisted of Nathan Wade, James Solomon and Garfield Cook, and held four meetings during 2004. The audit committee currently consists of Nathan Wade, James Solomon and Garfield Cook. The report of the audit committee is included below.

        The compensation committee for the year 2004 consisted of Nathan Wade, James Solomon, Bryan Bagley and Garfield Cook. The compensation committee held one meeting during 2004. The compensation committee currently consists of Nathan Wade, James Solomon, Bryan Bagley and Garfield Cook. Functions of the compensation committee include making recommendations concerning Director and senior management remuneration and overseeing our stock option and other compensation plans. The report of the compensation committee is included below.

        The nominating committee held one meeting prior to the mailing of this proxy statement. The nominating committee currently consists of Nathan Wade, James Solomon and Garfield Cook. The nominating committee is required to consist of at least three independent directors (as that term is defined in Rule 4200 (a) (15) of the Nasdaq listing standards). Functions of the nominating committee include identification of qualified individuals to serve as members of the Board of Directors, recommendation to the Board of Directors of a slate of nominees for election at each annual meeting of shareholders, recommendation to the Board of Directors concerning the appropriate size, function, needs and composition of the Board and its committees, and advising the Board of Directors on other corporate governance matters. The nominating committee will consider nominations from shareholders of individuals to serve as members of the Board of Directors to be elected at the Company's annual meeting to be held in 2006 if such nominations are received by the audit committee no later than December 1, 2005, and if the nominees meet the criteria set by the nominating committee for individuals to serve on the Board of Directors. The Board of Directors has adopted a written charter for the nominating committee, a copy of which is attached to this proxy statement as Appendix A.

Audit Committee Report

        The following paragraphs comprise the report of the Audit Committee of the Board of Directors with respect to our audited financial statements for the fiscal year ended December 31, 2004.

        The audit committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing our internal accounting and financial practices and controls, as well as all services performed by our independent auditors, including the selection of our independent auditors. The audit committee is composed of three independent (as that term is defined in Rule 4200 (a) (15) of the Nasdaq listing standards) directors, Nathan Wade, James Solomon and Garfield Cook. All members of the audit committee are financially literate. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Appendix B. The Board of Directors has determined that James Solomon, chairman of the audit committee, is an audit committee financial expert, as that term is defined under the Exchange Act.

        Following the end of our 2004 fiscal year, the audit committee reviewed and discussed our audited financial statements with our management. The audit committee also discussed with Tanner LC ("Tanner"), our auditors, the matters required to be discussed by the American Institute of Certified Public Accountants Statement on Auditing Standards ("SAS") 61, "Communication with Audit Committee." The audit committee also received the written disclosures and a letter from Tanner as required by the Independence Standards Board's Standard No. 1, and has discussed with Tanner the independence of Tanner. In determining the independence of Tanner, the Committee considered, among other factors, whether the non-audit services provided by Tanner could impair the independence of Tanner and concluded that such services were compatible with their independence.

        Based upon the review and discussions referenced in the preceding paragraphs, the audit committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2004. In addition, the audit committee selected Tanner LC as our independent public accountants for the year ending December 31, 2005.

  AUDIT COMMITTEE

  Nathan L. Wade
  James E. Solomon
  M. Garfield Cook

Compensation Committee Report

        The following paragraphs comprise the report of the Compensation Committee of the Board of Directors with respect to compensation paid for the fiscal year ended December 31, 2004.

        Dr. Day continues as an employee of the Company in the capacity of President and Chief Executive Officer, and is covered by a contract with respect to such employment. Dr. Day received base compensation of $175,000 in 2004, the same base compensation amount paid to Dr. Day in 2003 and 2002. No bonuses were awarded to Dr. Day in 2004. Dr. Day also receives other compensation in the form of life and disability insurance premiums paid, medical reimbursement payments and personal use of a company-owned vehicle. Such other compensation totaled $17,405 in 2004. The compensation committee considers this level of compensation appropriate considering the decision-making responsibilities, executive experience, and work performance of Dr. Day.

        Dennis P. Gauger, Chief Financial Officer, joined the Company in November 2001 and currently serves on a part-time, consulting basis. The Compensation Committee approved this arrangement and the hourly rate currently paid to Mr. Gauger.

  COMPENSATION COMMITTEE

  Nathan L. Wade
  James E. Solomon
  E. Bryan Bagley
  M. Garfield Cook

Director Compensation

        During 2004, the non-employee directors each received monthly payments of $600 as compensation for serving on the Board of Directors, or $7,200 for a full year of service. In addition, the non-employee directors receive $1,000 per Board meeting attended and are reimbursed for time spent on extra Board-approved assignments at a per-diem rate of $1,000 per day. During 2004, no per diem compensation was paid to the current directors. Employee members of the Board of Directors receive no additional compensation for attendance at meetings of the Board of Directors.

        No stock options were granted to directors during the fiscal year ended December 31, 2004.

EXECUTIVE OFFICERS

        In addition to Dr. Day, currently the only executive officer is Dennis P. Gauger, CPA, Chief Financial Officer, who has served the Company since November 2001 on a part-time, consulting basis.

        Mr. Gauger, 53, is a licensed Certified Public Accountant in Utah and Nevada. He has been an independent consultant since 1998, serving several public and private companies as a part-time, contract financial executive and corporate troubleshooter. Mr. Gauger worked for Deloitte & Touche LLP, an international accounting and consulting firm, for 22 years, including 9 years as an accounting and auditing partner, where he directed domestic and international firm interactions with senior executive management, audit committees, and boards of directors. He has a background in SEC accounting and reporting, mergers and acquisitions, technical accounting issues, financing and operations. He has experience in several industries, including manufacturing, high technology, software, internet, retail and distribution, financial services, hospitality, mining and real estate.

EXECUTIVE COMPENSATION

        Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company and its affiliates for the years ended December 31, 2004, 2003 and 2002 paid to the Chief Executive Officer (the "Named Executive Officer"). No other officers were paid in excess of $100,000 during the year ended December 31, 2004.

        The following table summarizes compensation received by the Named Executive Officer for the three fiscal years ended December 31, 2004, 2003 and 2001.

		Annual Compensation			Long-Term Compensation
Name and Position	Year	Salary $	Bonus $	Other Annual Compensation $(1)	Restricted Stock Awards $	Securities Underlying Options #	All Other Compensation $(2)
Dr. John T. Day President and Chief Executive Officer	2004 2003 2002	175,000 175,000 175,000	— 10,000 —	17,405 13,907 13,776	— — —	— — —	5,250 3,600 3,600

(1)
Includes life and disability insurance premiums paid, medical reimbursement payments and personal mileage on company-owned vehicles.

(2)
Includes matching contributions made by the Company on behalf of Dr. Day pursuant to the Company's Profit Sharing 401(k) Plan.

Option/SAR Grants in Last Fiscal Year

        No stock options were granted during the year ended December 31, 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

        The following table sets forth the aggregate value of unexercised options to acquire shares of common stock held by the Named Executive Officer on December 31, 2004. There were no options exercised by the Named Executive Officer during the year ended December 31, 2004.

Name	Shares Acquired on Exercise #	Value Realized $	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable(1)
Dr. John T. Day	—	—	69,500/—	$410,794/—

(1)
Reflects the difference between the exercise price of the options granted and the value of the common stock on December 31, 2004. The closing price of the common stock on December 31, 2004, as reported by NASDAQ was $7.25.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's stock, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and persons who own more than ten percent of the Company's stock, are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all forms required by Section 16(a), including amendments thereto, were timely filed in 2004. The Company issues monthly reminders to each executive and director of the Company to help ensure timely filing of reports promulgated under Section 16(a) of the Exchange Act.

Performance Graph

        The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Nevada Chemicals, Inc.'s shareholders during the five-year period ended December 31, 2004, as well as an overall stock market index (Dow Jones Industrial Average) and Nevada Chemicals, Inc.'s peer group index (Nasdaq Composite Index):

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tabulation shows, as of March 9, 2005, the number of shares of common stock, par value $0.001, owned beneficially by: (a) all persons known to be the holders of more than five percent (5%) of voting securities, (b) Directors, (c) the Named Executive Officer and (d) all of our Officers and Directors as a group:

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner
	Shares		Percent
E. Bryan Bagley 1470 Arlington Dr. Salt Lake City, Utah 84103	2,141,034	(2)	30.5%
Dr. John T. Day 5 Dawn Hill Sandy, Utah 84092	569,773	(3)	8.1%
Edward Dallin Bagley 2350 Oakhill Drive Salt Lake City, Utah 84124	540,068		7.7%
Nathan L. Wade 1207 South Main Street Salt Lake City, Utah 84111	252,027	(4)	3.6%
All Officers and Directors as a group (6 persons)	2,962,834		42.2%

(1)
Unless otherwise indicated, each person identified in the table has sole voting and investment power with respect to the common stock beneficially owned by such person. The total number of outstanding shares included in the computation of percentages is 6,807,452 plus 208,500 options which are exercisable by executives and directors within 60 days. The current directors and officers of the Company not named above, James Solomon, M. Garfield Cook, and Dennis Gauger, Chief Financial Officer, do not own shares or options to purchase shares in the Company.

(2)
Includes 1,883,287 shares held by the BLA Irrevocable Investment Trust of which Mr. Bagley is a co-Trustee with a sister, Lisa Higley, and 69,500 options currently exercisable by Mr. Bagley.

(3)
Includes 69,500 options currently exercisable by Dr. Day.

(4)
Includes shares held in an IRA account for the benefit of Mr. Wade's spouse and 69,500 options currently exercisable by Mr. Wade.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has selected the firm of Tanner LC, independent certified public accountants, to audit our financial statements for the year ending December 31, 2005. Tanner LC has audited our financial statements since 1993. Representatives of Tanner LC are expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        The Board of Directors unanimously recommends that the shareholders vote FOR ratification of the appointment of Tanner LC as our independent public accountants.

        The following schedule presents the professional fees paid to Tanner LC, the Company's independent auditors, for the fiscal years ended December 31, 2004 and 2003.

	2004	2003
Audit fees	$15,500	$17,000
Audit related fees	7,365	6,730
Tax fees	6,600	28,723
Other fees	—	—

Total	$29,465	$52,453

        Audit related fees were for services related to the review of periodic reports of the Company, including Forms 10-Q and 10-K. Tax fees were for preparation of federal and state income tax returns and related tax consultation. No other fees were incurred to Tanner LC during 2004 and 2003.

        Our Audit Committee has determined that the above non-audit services provided to us by Tanner LC are compatible with maintaining Tanner LC's independence as the auditor of our financial statements.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

        Proposals which shareholders seek to include in the Company's Proxy Statement for the Annual Meeting to be held in 2006 must be received by John T. Day, our President, at our executive offices, 9149 South Monroe Plaza, Suite B, Sandy, Utah 84070, no later than December 1, 2005. Shareholder proposals to be submitted at the next annual meeting will be considered untimely if received by the Company later than February 15, 2006.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

        The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in one of the following ways:

  •
  In writing, to Nevada Chemicals, Inc., 9149 South Monroe Plaza Way, Suite B, Sandy, Utah 84070, Attention Board of Directors

  •
  By e-mail, at directors@nevadachemicals.com.

  •
  By telephone, at (801) 984-0228.

        The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders. A total of five members of the Company's Board of Directors attended our Annual Meeting held in 2004.

ADDITIONAL INFORMATION

        We will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our 2004 Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested) required to be filed with the SEC. Written requests for such information or further communication with the Company, our Board of Directors or management should be directed as set forth below:

THE CORPORATE SECRETARY
NEVADA CHEMICALS, INC.
9149 South Monroe Plaza Way, Suite B
Sandy, Utah 84070
(801) 984-0228
www.nevadachemicals.com

APPENDIX A

CHARTER FOR THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS
OF
NEVADA CHEMICALS, INC.

        The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Nevada Chemicals, Inc. (the "Company") shall consist of at least three directors, all of whom the Board shall determine are "independent" as defined in applicable law, rules, regulations and stock exchange requirements as applicable. The Board shall appoint, and if appropriate, remove the members of the Committee. If a Committee chairperson is not designated by the Board, the members of the Committee shall designate a chairperson by majority vote.

        The Committee shall meet at such times and from time to time as it deems necessary to fulfill its responsibilities. Written minutes shall be taken and filed in the Company records. Reports of the meetings of the Committee shall be made to the Board at its next regularly scheduled meeting. The Committee will have the authority to form subcommittees and delegate authority to such subcommittees when appropriate.

        The purpose of the Committee shall be to identify individuals qualified to become Board members consistent with the criteria approved by the Board and to recommend a slate of nominees for election at each annual meeting of stockholders; to make recommendations to the Board concerning the appropriate size, function, needs and composition of the Board and its committees; to advise the Board on corporate governance matters, including developing and recommending to the Board the Company's corporate governance principles; and to oversee the self-evaluation process for the Board and its committees.

        The Committee shall have the sole authority to retain and terminate any search firm assisting the Committee in identifying director candidates, legal counsel and any other advisors to the Committee as the Committee may deem appropriate, including sole authority to approve the fees and terms of any search firm, counsel or other advisors that it retains.

        The authority and responsibilities of the Committee shall include:

  •
  To review the qualifications of candidates for director identified by the Committee or suggested by Board members, stockholders, management and others in accordance with criteria recommended by the Committee and approved by the Board;

  •
  To consider the performance of incumbent directors and other relevant factors in determining whether to nominate them for re-election;

  •
  To recommend to the Board a slate of nominees for election or re-election to the Board at each annual meeting of stockholders;

  •
  To recommend to the Board candidates to be elected to the Board as necessary to fill vacancies and newly created directorships;

  •
  To make recommendations to the Board as to determinations of director independence;

  •
  To recommend to the Board retirement policies for directors;

  •
  To make recommendations to the Board concerning the function, composition and structure of the Board and its committees;

  •
  To recommend to the Board directors to serve as members of and to chair each committee of the Board;

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  •
  To advise and make recommendations to the Board on corporate governance matters, to the extent these matters are not the responsibility of other committees of the Board;

  •
  To develop and recommend to the Board and oversee an annual self-evaluation process for the Board and the Audit, Compensation and Nominating and other Committees of the Board;

  •
  To evaluate the Committee's performance at least annually and report to the Board on such evaluation;

  •
  To periodically review and assess the adequacy of this charter and recommend proposed changes to the Board for approval; and

        To perform such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or Committee shall deem appropriate.

2

APPENDIX B

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
NEVADA CHEMICALS, INC.

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of Nevada Chemicals, Inc. (the "Company") shall be:

  •
  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  •
  to select the independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  •
  to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

        The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. The members will meet the following criteria:

        1.     Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

        2.     Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

        3.     At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities, in order to meet the definition of "audit committee financial expert", as that term is defined in the Exchange Act.

RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

        Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

        Selecting and, where appropriate, replacing the independent auditors;

        Reviewing and approving fee arrangements with the independent auditors;

        Reviewing and approving the independent auditors' proposed audit scope, approach and independence;

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        Review the performance of the independent auditors, who shall be accountable to the Audit Committee;

        Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

        Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

        Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

        Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

        Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A;

        Reviewing the Audit Committee's own structure, processes and membership requirements; and

        Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

        The Audit Committee will meet at least two times annually or more frequently, as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

2

PROXY—NEVADA CHEMICALS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John T Day as Proxy, with full power of substitution, and hereby authorizes him to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on March 16, 2005 at the Annual Meeting of Shareholders to be held at the Hampton Inn, 10690 South Holiday Park Drive, Sandy, Utah on May 3, 2005 at 2:00 p.m. (local time), or any adjournment thereof.

1.
Proposal to elect five Directors:

FOR all nominees listed below (except as indicated to the contrary below)	WITHHOLD authority to vote for all nominees listed below
☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, cross a line through the nominee's name in the list below.

Nominees: Bryan Bagley — Garfield Cook — Dr. John T Day — Jim Solomon — Nathan L. Wade

2.
Proposal to ratify the selection of Tanner + Co. as the independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign and date this Proxy where shown below and return it promptly.

No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

Signed:	Signed:	Date:	, 2005

Note: (Please sign above exactly as the shares are registered. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 3, 2005
PROXY STATEMENT
SOLICITATION OF PROXIES
VOTING
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS
COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS
ADDITIONAL INFORMATION
APPENDIX A CHARTER FOR THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF NEVADA CHEMICALS, INC.
APPENDIX B CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF NEVADA CHEMICALS, INC.